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                                                                    EXHIBIT 10.4


                                 FIRST AMENDMENT
                            TO BRIDGE LOAN AGREEMENT

         This FIRST AMENDMENT TO BRIDGE LOAN AGREEMENT is made and entered into as of March 6, 1998 (this "Amendment") by and among USA WASTE SERVICES, INC., a Delaware corporation (the "Borrower"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York state banking association (in its individual capacity, "Morgan") and each of the other financial institutions party to the Loan Agreement defined below (collectively, the "Banks"), and Morgan as agent for the Banks (in such capacity, the "Agent"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.

         WHEREAS, the Borrower, the Banks, and the Agent have entered into that certain Bridge Loan Agreement, dated as of January 21, 1998 (as amended and in effect from time to time, the "Loan Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

         WHEREAS, the Banks, the Agent, and the Borrower have agreed to amend the Loan Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. AMENDMENT TO SECTION 25.2. Section 25.2 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                  SECTION 25.2. DEBT TO TOTAL CAPITALIZATION. The ratio of Funded Debt to Consolidated Total Capitalization shall not at any time exceed (a) 0.62:1 from March 6, 1998 through December 31, 1998 or (b) 0.58:1 thereafter.

         SECTION 2. NO EVENT OF DEFAULT. The Borrower represents and warrants to the Agent and the Banks that no Default or Event of Default has occurred and is continuing.

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective upon its execution and delivery by the Borrower, the Guarantors, and the Majority Banks (the "Effective Date").



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                                      -2-


         SECTION 4. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF SAID JURISDICTION, WITHOUT REFERENCE TO CONFLICTS OF LAW, AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.


                            [Signature Pages Follow]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal to be effective as of the date first above written.


                                  THE BORROWER:

                                  USA WASTE SERVICES, INC.


                                  By:/s/ RONALD H. JONES
                                     ---------------------------------
                                     Name:  Ronald H. Jones
                                     Title: Vice President & Treasurer


                                  THE BANKS:

                                  MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK,
                                   individually and as Agent


                                  By:/s/ CHRISTOPHER C. KUNHARDT
                                     ---------------------------------
                                     Christopher C. Kunhardt
                                     Vice President